Exhibit 10.28

              SECOND AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT
              -----------------------------------------------------


    This shall constitute the Second Amendment, made as of March 28, 2001, to that Supplemental Retirement Agreement made on September 21, 1999 as amended by the First Amendment thereto, (the "Agreement") between Loews Corporation (the "Company") and Arthur Rebell (the "Executive").


                             W I T N E S S E T H:
                             --------------------

    WHEREAS, the Executive is currently serving as an executive employee of the Company, and the Company and the Executive desire that the Executive's retirement benefits be supplemented on the terms and conditions set forth herein.

    NOW THEREFORE, the parties agree as follows:

    Paragraph 1 of the Agreement is hereby amended by adding the following new clause (f):

    "(f) Effective as of December 31, 2000 the Account shall be credited in an additional amount of $150,000, and such $150,000 amount shall be eligible for the Pay-Based Credit for calendar year 2000."

    IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


         	                                   LOEWS CORPORATION


                                            By:  /s/ James S. Tisch
                                                ---------------------
                                                James S. Tisch
                                                President

Accepted and Agreed to:

  /s/ Arthur Rebell
----------------------
The Executive